UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/25/2009

OpenTV Corp.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-15473

British Virgin Islands	98-0212376
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

275 Sacramento Street
San Francisco, CA 94111
(Address of principal executive offices, including zip code)

415-962-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 25, 2009, Alex Osadzinski was appointed to serve on the board of directors of OpenTV Corp. (the "Company"). Mr. Osadzinski currently serves as Executive Vice President and Director, Digital TV Product at Kudelski S.A., which directly and indirectly controls approximately 77% of the voting shares of the Company as of the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OpenTV Corp.

Date: August 31, 2009	By:	/s/ Shum Mukherjee
Shum Mukherjee
Chief Financial Officer